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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) November 2, 2005
                                                        ------------------


                             FAIR ISAAC CORPORATION
                             ----------------------
             (Exact name of registrant as specified in its charter)


              Delaware                  0-16439            94-1499887
              --------                  -------            ----------
     (State or other jurisdiction     (Commission        (IRS Employer
           of incorporation)          File Number)     Identification No.)

          901 Marquette Avenue, Suite 3200
               Minneapolis, Minnesota                        55402-3232
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      (Address of principal executive offices)               (Zip Code)


         Registrant's telephone number, including area code 612-758-5200
                                                           --------------

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS


Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.

Signature
Exhibit Index
Exhibit 99.1





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Item 2.02     Results of Operations and Financial Condition.

         On November 2, 2005, Fair Isaac Corporation (the "Company") reported its financial results for the quarter and fiscal year ended September 30, 2005. See the Company's press release dated November 2, 2005, which is furnished as
Exhibit 99.1 hereto and incorporated by reference in this Item 2.02.


Item 9.01     Financial Statements and Exhibits.

     (c)   Exhibits.

           Exhibit
           Number                                 Description
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             99.1                 Press Release dated November 2, 2005




                                       1
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FAIR ISAAC CORPORATION

                                    By  /s/   CHARLES M. OSBORNE
                                       --------------------------------
                                    Charles M. Osborne
                                    Vice President and Chief Financial Officer
Date:  November 2, 2005


                                       2
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                                  EXHIBIT INDEX

  Exhibit
  Number                     Description                       Method of Filing
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   99.1           Press Release dated November 2, 2005      Filed Electronically